UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 7, 2012

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (310) 468-1310

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Toyota Motor Credit Corporation (“TMCC”) and Toyota Financial Services Corporation (“TFSC”) have entered into Amendment No. 2 dated as of September 7, 2012 to the Credit Support Fee Agreement dated as of March 30, 2001, as amended on June 17, 2005 (the “CSF Agreement”) in respect of the Credit Support Agreement dated October 1, 2000 made by and between TMCC and TFSC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2  dated as of September 7, 2012 to the CSF Agreement dated as of March 30, 2001, as amended on June 17, 2005 in respect of the Credit Support Agreement dated October 1, 2000 made by and between TMCC and TFSC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: September 7, 2012	By:	/s/ Chris Ballinger
		Name	Chris Ballinger
		Title	Group Vice President &
Chief Financial Officer

Exhibit Index

10.1
Amendment No. 2  dated as of September 7, 2012 to the CSF Agreement dated as of March 30, 2001, as amended on June 17, 2005 in respect of the Credit Support Agreement dated October 1, 2000 made by and between TMCC and TFSC.

4